EXHIBIT 99.1


 AMENDMENT TO EXCHANGE OFFER, CASH OFFER, CONSENT SOLICITATION AND SENIOR LOAN
         PARTICIPATION DATED JUNE 6, 2002 (AS SUPPLEMENTED JULY 9, 2002)

INTRODUCTION

            On June 6, 2002, The Doe Run Resources Corporation ("Doe Run") distributed an Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation (as supplemented to date, the "Offering Memorandum") to the holders ("Holders") of its 11.25% Senior Secured Notes due 2005, Series B; 11.25% Senior Notes due 2005, Series B; and Floating Interest Rate Senior Notes due 2003, Series B (collectively, the "Old Notes"). Capitalized terms used herein but not defined shall have the respective meanings assigned to such terms in the Offering Memorandum.

            On July 9, 2002, Doe Run distributed a Supplemental Disclosure to Holders in which it indicated that it had been engaged in constructive discussions with Holders of a significant amount of Old Notes and was hopeful that the requisite consents and minimum tenders necessary for the consummation of the Offers would be achieved and pursuant to which Doe Run (i) extended the expiration time of the Exchange Offer and Cash Offer described in the Offering Memorandum until 5:00 PM, New York City time, on July 19, 2002 and (ii) provided certain financial information which updates that set forth in the Appendix to the Offering Memorandum.

            Doe Run is now, through the use of this amendment to the Offering Memorandum (the "Amendment"), (i) extending the expiration time of the Offers (as amended by this Amendment) until 5:00 PM, New York City time, on August 2, 2002 and (ii) announcing the addition of the Exchange/Loan Offer (as defined below) and certain changes to the terms of the Offers, the Initial Senior Loan (including the Senior Loan Participation) and the Exchange Notes to be issued to Holders successfully participating in the Exchange Offer. Holders should read this Amendment in conjunction with the Offering Memorandum, of which this Amendment and the Supplemental Disclosure are deemed to be a part. There can be no assurance that Doe Run will be able to consummate the Offers (as amended by this Amendment), the New Senior Credit Facility or any of the other transactions described in the Offering Memorandum, as supplemented.

AMENDMENT TO OFFERS

            Doe Run is amending the terms of the Offers to allow Holders to exchange their Old Notes for a participation in the Initial Senior Loan in addition to participating in the Cash Offer and the Exchange Offer. The terms of such additional offer, and corresponding amendments to the original Offers, are as follows:

      Exchange/Loan Offer

            The original Offers provided Holders that initially elect to participate in the Exchange Offer with the opportunity to participate as Co-Lenders in the Initial Senior Loan on the terms set out in the Offering Memorandum.

            The Offers, as amended by this Amendment, provide that Holders may elect, in addition to participation in the Exchange Offer and/or the Cash Offer, to tender their Old Notes into a third offer (the "Exchange/Loan Offer", and together with the Exchange Offer and the Cash Offer, the "Amended Offers"), provided that only Holders who are tendering all of their Old Notes into the Amended Offers may tender into the Exchange/Loan Offer. Doe Run is offering Holders who elect to participate in the Exchange/Loan Offer the opportunity to exchange their Old Notes for a participation interest in the Initial Senior Loan. The amount that such participant shall be deemed to have loaned to Doe Run will be equal to the aggregate principal amount of Old Notes tendered, and accepted for participation in the Exchange/Loan Offer, multiplied by the quotient obtained by dividing the Cash Payment by 1,000. For purposes of the Exchange/Loan Offer, the "Cash Payment" shall be the Cash Payment determined pursuant to the dutch auction process conducted in connection with the Cash Offer, as modified below.

            For purposes of calculating the Cash Payment, (i) Holders of Old Notes tendered for participation in the Exchange/Loan Offer will specify a price not lower than $250 per $1,000 nor greater than $350 per $1,000 in accordance with the procedures established for the Cash Offer, which such Holder would be willing to have utilized for the purpose of ascertaining the amount that such Holder is deemed to have lent to the Company, and (ii) all such Old Notes tendered for participation in the Exchange/Loan Offer shall be aggregated with the Old Notes tendered for purchase pursuant to the Cash Offer. Furthermore, the amount of Old Notes tendered into the Exchange/Loan Offer will be credited towards the satisfaction of all conditions precedent to the consummation of the Amended Offers (including the amount of Old Notes tendered into the Cash Offer). The Total Cash Available to make the Cash Payment shall remain $44 million. The amount of any Holder's participation in the Initial Senior Loan pursuant to the Exchange/Loan Offer (i) shall be deemed to have been paid to such Holder and immediately lent to the Company as part of the Initial Senior Loan and (ii) shall be made prior to, and subtracted from, the Total Cash Available to make payments to Holders tendering in the Cash Offer.

            Participation in the Initial Senior Loan, which participation shall be subject, in all instances, to Regiment's right to lend at least 60% of the Initial Senior Loan, shall be allocated in accordance with the following priorities:

            o First, each Holder which is participating in the Exchange Offer and chooses to participate in the Initial Senior Loan other than by tendering Old Notes into the Exchange/Loan Offer will be able to participate in the Initial Senior Loan pro rata in accordance with such Holder's pro rata interest in the Old Notes tendered into the Exchange Offer pursuant to the terms set forth in the Offering Memorandum, as amended (the "Exchange Offer Participation"); and

            o Second, each Holder which validly tenders Old Notes in the Exchange/Loan Offer at any price below or equal to the Cash Payment will be able to participate in that portion of the Initial Senior Loan remaining after giving effect to the Exchange Offer Participation, pro rata in accordance with such Holder's pro rata interest in the Old Notes tendered into the Exchange/Loan Offer, without regard to the price at which such Old Notes were tendered.

            Any Old Notes properly tendered (and not withdrawn) for participation in the Exchange/Loan Offer on or prior to the Expiration Time (as such Expiration Time is modified by this Amendment) which exceed the amount of Old Notes that may be accepted for participation in the Initial Senior Loan pursuant to the terms of such Exchange/Loan Offer, shall be treated for all purposes as if such Notes had been tendered in the Cash Offer at the price at which they were tendered for participation in the Exchange/Loan Offer.

            A Letter of Transmittal for the Exchange/Loan Offer is being distributed concurrently herewith, and may be used by Holders of Old Notes wishing to tender into the Exchange/Loan Offer. A Holder who is tendering Old Notes into the Exchange/Loan offer is advised to refer to such Letter of Transmittal for information regarding the Amended Offers and related matters.

            Holders who desire to participate in the Exchange/Loan Offer will be required to (i) tender all Old Notes beneficially held or owned by such Holder in one or more of the Exchange/Loan Offer, Exchange Offer or Cash Offer; (ii) consent to the Proposed Amendments; and (iii) waive receipt of any payment of interest or penalty of any kind on account of any Old Notes successfully exchanged in the Exchange/Loan Offer. Accordingly, Holders whose Old Notes are successfully exchanged in the Exchange/Loan Offer will not receive the Accrued Interest Payment on such Old Notes.

Proposed Amendments

            The Proposed Amendments have been modified to include the deletion of the following provisions of the Old Notes Indentures:

            o Section 5.01(a)(2) and the remainder of such section (when Company May Merge, etc.);

            o     Events of Default found in Sections 6.01(6) and (7); and

            o The additional definitions in the Old Notes Indentures that relate solely to the deleted covenants and the Events of Default to be deleted pursuant to the Proposed Amendments.

AMENDMENTS TO NEW SENIOR CREDIT FACILITY (INCLUDING SUBSEQUENT SENIOR LOAN PARTICIPATION)

            The terms of the New Senior Credit Facility (including the Subsequent Senior Loan Participation) are being amended as follows:

      Amortization of Initial Senior Loan

            The existing amortization schedule of the Initial Senior Loan will be changed from $2,000,000 on the first anniversary of the Closing Date and $5,000,000 on each of the second and third anniversaries of the Closing Date (with the balance of all principal, accrued premiums, interest and fees due on the Maturity Date), to the following schedule:

            o     $250,000 on the first anniversary of the Closing Date;

            o     $2,000,000 on the second anniversary of the Closing Date;

            o     $5,000,000 on the third anniversary of the Closing Date; and

            o the balance of all principal, accrued premiums, interest and fees on the Maturity Date or any accelerated maturity date.

      Amounts Available Under Subsequent Senior Loan; Optional Participation in Subsequent Senior Loan

            The amounts available for borrowing under the Subsequent Senior Loan will be increased from $20 million to $25 million, resulting in an aggregate New Senior Credit Facility of $60.7 million. The $25 million Subsequent Senior Loan will consist of $15 million which is uncommitted and will be loaned, upon the request of Doe Run, entirely at the discretion of the Required Lenders, and $10 million which is fully committed under the Regiment Credit Support Agreement (as described below).

            While the terms of the Senior Loan Participation set forth in the original Offering Memorandum provided that participants in the Initial Senior Loan would be required to participate as Co-Lenders in any Subsequent Senior Loan, the revised Senior Loan Participation provides that any such participation in the Subsequent Senior Loan is at the option of each Co-Lender under the Initial Senior Loan. The aforementioned option to participate in the Subsequent Senior Loan includes the right to participate in that portion of the Regiment Credit Support not subject to participation by Renco (as discussed below), but Co-Lenders under the Initial Senior Loan who desire to so participate in the Regiment Credit Support must commit to do so in writing at or prior to the Closing Date.

      Regiment Credit Support

            $10 million of the $25 million aggregate principal amount of the Subsequent Senior Loan will be committed, pursuant to a Regiment Credit Support Agreement to be executed on the Closing Date, for the purpose of providing additional working capital to Doe Run when and if necessary. The $10 million available under the Regiment Credit Support Agreement will be committed by Regiment, provided that Renco has agreed to take a $5 million participation in this Regiment Credit Support Agreement pursuant to a participation agreement (the "Participation Agreement"). In the event that Renco fails at any time to meet its obligation to fund such participation or otherwise defaults under the Participation Agreement, each of Regiment and the other participants, if any, shall not be required to provide its respective portion of credit support to Doe Run and such default shall give the Required Lenders the right to elect a Special Director pursuant to the Investor Rights Agreement. No sums will be available under the Regiment Credit Support Agreement until all sums otherwise available under the Renco Credit Support Agreement executed in connection with the Congress/CIT Facility (which requires Renco to make available up to an aggregate of $10 million of financing under the Congress/CIT Credit Facility beyond what would otherwise be available pursuant to borrowing base limits applicable to the Congress/CIT Credit Facility) have been exhausted. Doe Run will be obligated to repay all sums due under the Regiment Credit Support before making repayments under the Renco Credit Support.

      Priority and Ranking

            Any monies received as payment of principal, interest, fees or otherwise which are received by Regiment or the Lenders under the New Senior Credit Facility while any Subsequent Senior Loan is outstanding will be paid as follows:

            o     First to the lenders under the Regiment Credit Support
                  Agreement;

            o Second, to the lenders under the remaining Subsequent Senior Loan; and

            o     Finally, to the lenders under the Initial Senior Loan.

            In each case, all such distributions shall be made pro rata among each class of participants in the New Senior Credit Facility in accordance with principal balances outstanding.

      Collateral

            The collateral for all sums loaned under the Subsequent Senior Loan (including the Regiment Credit Support Agreement) will be the same as the collateral for sums loaned under the Initial Senior Loan, subject, however to the relative priorities set forth above.

      Interest and Fees

            Each participant in the Regiment Credit Support Agreement will be entitled to receive a commitment fee of 50 basis points on the amount committed by such party, provided that no commitment fee will be due with respect to any amounts advanced by Renco pursuant to the Participation Agreement. Interest on sums made available under the Regiment Credit Support Agreement will accrue at the rate of 11.25% per annum (payable monthly). Each participant in the Regiment Credit Support Agreement will be entitled to receive an unfunded credit line fee equal to 25 basis points per annum on the undrawn portion of the Subsequent Senior Loan subject to such Regiment Credit Support Agreement (pro rata according to such participant's percentage interest in the Regiment Credit Support Agreement), provided that no unfunded credit line fee will be paid with respect to any amounts to be advanced by Renco pursuant to the Participation Agreement. Interest on sums loaned under the Subsequent Senior Loan which do not represent monies committed pursuant to the Regiment Credit Support Agreement will bear interest at a rate, as well as be subject to fees, to be negotiated by the parties to such Subsequent Senior Loan when, and if, any such loan is ever made.

      Restrictions on Certain Payments by Doe Run When Regiment Credit Support is Outstanding

            The documentation governing the New Senior Credit Facility will provide for certain restrictions on the ability of Doe Run to make certain payments, and for Renco to receive certain payments, while monies are outstanding under the Regiment Credit Support Agreement. These restrictions are as follows:

            o While monies are outstanding under the Regiment Credit Support Agreement, Doe Run will defer payment of any management bonuses, not commit to any new capital expenditures and defer, where reasonably possible, any previously committed capital expenditures; and

            o While monies are outstanding under the Regiment Credit Support Agreement, Doe Run will defer payment of, and Renco will defer receipt of, all management fees and Tax Distributions.

            The deferrals of the amounts described above by Doe Run and Renco shall continue until (i) there are no credit extensions outstanding under the Regiment Credit Support Agreement and (ii) such expenditures would not require immediate draws under the Regiment Credit Support Agreement.

      Restrictions on Ability of Lenders to Declare Default When Regiment Credit Support is Outstanding

            While any sums are outstanding under the Regiment Credit Support Agreement, Regiment and the other lenders under the New Senior Credit Facility will be required to refrain from declaring a default under the New Senior Credit Facility or in any way accelerating the principal of such other than on account of defaults arising from (x) the failure to pay interest and principal (after all grace periods have been exhausted) or (y) cross defaults on Material Financing Debt, which defaults have resulted in actual acceleration of all sums due thereunder.

      Allocation of Warrants to Lenders Under the New Senior Credit Facility

            While the current terms of the New Senior Credit Facility provide that the Warrants (which represent, in the aggregate, 20% of the fully diluted common stock of Doe Run (the "Common Stock")) will be distributed to lenders under the Initial Senior Loan pro rata according to such lender's percentage interest in the Initial Senior Loan, the revised terms of the New Senior Credit Facility provide that the Warrants will be allocated as follows:

            o Warrants representing 17% of the Common Stock will be allocated to lenders under the Initial Senior Loan (pro rata according to their percentage interest in such Initial Senior
                  Loan); and

            o Warrants representing 3% of the Common Stock will be allocated to participants (exclusive of Renco) under the Regiment Credit Support Agreement (pro rata according to their percentage interest in monies committed under the Regiment Credit Support Agreement).

AMENDMENTS TO EXCHANGE NOTES

            The terms of the Exchange Notes have been amended as follows:

      Ability to Pay Interest in Kind

            The Offering Memorandum indicates that Doe Run will be permitted to pay interest on the Exchange Notes on the first two interest payment dates in kind at the rate of 15% per annum ("PIK Interest"). As modified, Doe Run will be required to pay interest at the rate of at least 1% per annum in cash on each of these interest payment dates. For each 1% per annum of interest paid in cash, PIK Interest will be reduced by the rate of 1% per annum. By way of example, if, on the first interest payment date, interest at the rate of 1% per annum is paid by Doe Run in cash, Holders of Exchange Notes will be entitled to aggregate additional PIK Interest at the rate of 14% per annum. If Doe Run elects to pay any interest in kind, the interest rate on all outstanding Exchange Notes will increase to 12% per annum, as described in the Offering Memorandum.

      Changes to Permitted Indebtedness

            The definition of Permitted Indebtedness will be amended as follows:

            o Amounts permitted to be incurred under Doe Run's U.S. and Peruvian revolving credit facilities will be increased to $100 million and $75 million, respectively.

EXPIRATION OF AMENDED OFFERS

            THE AMENDED OFFERS WILL EXPIRE AT 5PM, NEW YORK CITY TIME, ON AUGUST 2, 2002.

            Holders who have tendered their Old Notes into the Offers on or prior to the date hereof will have the right to withdraw and/or amend such tenders. Holders who wish to tender their Old Notes into the Exchange/Loan Offer must transmit a completed Letter of Transmittal for such Offer to the Depositary and Exchange Agent; such Letter of Transmittal is being distributed to Holders concurrently with this Amendment. Questions or requests for assistance or additional copies of the Offering Memorandum, this Amendment or the Letters of Transmittal or other documents relating or ancillary thereto may be directed to the Information Agent at its address and telephone numbers set forth below. Beneficial Owners may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Amended Offers.

          The Depositary and Exchange Agent for the Amended Offers is:

                       STATE STREET BANK AND TRUST COMPANY


    By Hand Delivery or Overnight Courier:                By Mail:

            2 Avenue de LaFayette                  2 Avenue de LaFayette
                  5th Floor                Corporate Trust Department, 5th Floor
               Boston, MA 02111                       Boston, MA 02111

                             Facsimile Transmission:
                                 (617) 662-1452

                              Confirm By Telephone:
                                 (617) 662-1548



                The Information Agent for the Amended Offers is:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                           (800) 322-2885 (Toll Free)

                       Email: proxy@mackenziepartners.com

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

            This Amendment (including the Offering Memorandum and the Projections provided therein) includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Amendment and in the Offering Memorandum itself (including the Projections provided therein), including, without limitation, statements regarding financial position, budgets and plans and objectives for future operations are forward-looking statements. Although Doe Run believes that the expectations reflected in such forward-looking statements are reasonable, Doe Run can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from Doe Run's expectations ("Cautionary Statements") are disclosed in the section captioned "Risk Factors" and elsewhere in the Offering Memorandum. All subsequent written and oral forward-looking statements attributable to Doe Run or any person acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.

JULY 19, 2002